UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

Hillman Solutions Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10590 Hamilton Avenue

Cincinnati, OH 45231

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (513) 851-4900

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLMN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	HLMNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Business Combination

On July 14, 2021 (the “Closing Date”), Landcadia Holdings III, Inc., a Delaware corporation (“Landcadia” and after the Business Combination described herein, “New Hillman”), consummated the previously announced business combination (the “Closing”) pursuant to the terms of the Agreement and Plan of Merger, dated as of January 24, 2021 (as amended on March 12, 2021, and as it may be further amended or supplemented from time to time, the “Merger Agreement”), by and among Landcadia, Helios Sun Merger Sub, a wholly-owned subsidiary of Landcadia (“Merger Sub”), HMAN Group Holdings Inc., a Delaware corporation (“Hillman Holdco”) and CCMP Sellers’ Representative, LLC, a Delaware limited liability company in its capacity as the Stockholder Representative thereunder (the “Stockholder Representative”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Hillman Holdco with Hillman Holdco surviving the merger as a wholly owned subsidiary of New Hillman, which was renamed “Hillman Solutions Corp.” (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

In accordance with the terms and subject to the conditions set forth in the Merger Agreement, Landcadia paid aggregate consideration in the form of New Hillman common stock calculated as described herein and equal to a value of approximately (i) $911,300,000 plus (ii) $28,280,000, such amount being the value of 2,828,000 shares of Class B common stock of Landcadia, valued at $10.00 per share, that TJF, LLC (“TJF Sponsor”) and Jefferies Financial Group Inc., (“JFG Sponsor” and, together with TJF Sponsor, the “Sponsors”) agreed to forfeit at the Closing. Pursuant to the Amended and Restated Letter Agreement, dated as of January 24, 2021 (the “A&R Letter Agreement”), by and among Landcadia, its officers, its directors, and the Sponsors, the Sponsors forfeited a total of 3,828,000 shares of Landcadia Class B common stock (the “Sponsor Forfeited Shares”), with 2,828,000 shares being forfeited by the Sponsors on a basis pro rata with their ownership of Landcadia and 1,000,000 additional shares being forfeited by the TJF Sponsor.

At the Closing, each outstanding option to acquire common stock of Hillman Holdco (a “Hillman Holdco Option”), whether vested or unvested, was assumed by New Hillman and converted into an option to purchase common stock of New Hillman (“New Hillman Option”) with substantially the same terms and conditions (including expiration date and exercise provisions) as applicable to the Hillman Holdco Option immediately prior to the Closing, except that (i) each New Hillman Option is exercisable for a number of shares of New Hillman common stock equal to the product (rounded down to the nearest whole number) of (A)  the number of shares of Hillman Holdco common stock subject to the Hillman Holdco Option immediately prior to Closing multiplied by (B) the Closing Stock Per Option Amount (as defined in the Merger Agreement), and (ii) the per share exercise price for each share of New Hillman common stock issuable upon exercise of the New Hillman Option is equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (A) the exercise price per share of Hillman Holdco common stock subject to such Hillman Holdco Option immediately prior to closing by (B) the Closing Stock Per Option Amount. Each New Hillman Option is generally subject to the same vesting conditions as the Hillman Holdco Option from which it was converted, except that the performance-based vesting conditions of any Hillman Holdco Option granted prior to 2021 were adjusted such that the performance-based portion of the associated New Hillman Option will vest upon certain pre-established stock price hurdles.

At the Closing, (i) each share of unvested restricted Hillman Holdco common stock was cancelled and converted into the right to receive a number of shares of New Hillman restricted stock equal to the Closing Stock Per Restricted Share Amount (as defined in the Merger Agreement) with substantially the same terms and conditions as were applicable to the related share of Hillman Holdco restricted stock immediately prior to the Closing (including with respect to vesting and termination-related provisions), and (ii) each Hillman Holdco restricted stock unit was assumed by New Hillman and converted into a New Hillman restricted stock unit award with substantially the same terms and conditions as were applicable to such Hillman Holdco restricted stock unit immediately prior to the Closing (including with respect to vesting and termination-related provisions), except that the number of shares underlying the New Hillman restricted stock unit award is equal to the product (rounded down to the nearest whole number) of (A) the number of shares underlying the Hillman Holdco restricted stock unit award multiplied by (B) the Company RSU Exchange Ratio (as defined in the Merger Agreement).

The number of shares of New Hillman common stock issued was 137,569,511. Holders of shares of Hillman Holdco capital stock held, in the aggregate, approximately 48.73% of the issued and outstanding shares of New Hillman common stock immediately following the Closing of the Business Combination.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and Exhibit 2.2 and is incorporated herein by reference.

PIPE

On January 24, 2021, Landcadia entered into subscription agreements (“PIPE Subscription Agreements”) by and among Landcadia and the investors named therein (the “PIPE Investors”), pursuant to which Landcadia agreed to issue an aggregate of 37,500,000 shares of Landcadia Class A common stock to the PIPE Investors, including JFG Sponsor, immediately before the Closing at a purchase price of $10.00 per share (the “PIPE Investment”). The PIPE Investment was consummated substantially concurrently with the Business Combination.

The foregoing description of the PIPE Subscription Agreements does not purpose to be complete and is qualified in its entirety by reference to the full text of the form of the PIPE Subscription Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Unless the context otherwise requires, in this Current Report on Form 8-K, the “registrant” and the “Company” refer to Landcadia prior to the Closing and to the combined company and its subsidiaries following the Closing and “Hillman Holdco” refers to Hillman Holdco and its subsidiaries prior to the Closing and the business of the combined company and its subsidiaries following the Closing.

Immediately after giving effect to the PIPE Investment and the Business Combination, there were 187,569,511 shares of New Hillman common stock outstanding and 24,666,667 warrants to purchase shares of New Hillman common stock outstanding.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

In connection with the consummation of the Business Combination, on the Closing Date, New Hillman, and certain Hillman Holdco stockholders entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”). The Registration Rights Agreement became effective immediately upon the Closing of the Business Combination.

Pursuant to the Registration Rights Agreement, among other things, (i) New Hillman agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of New Hillman common stock and other equity securities of New Hillman that are held by the parties thereto from time to time, (ii) the Sponsors and the Hillman Holdco supporting stockholders will be granted certain registration rights and (iii) the Sponsors will reaffirm the lock-up they agreed to in the A&R Letter Agreement and the Hillman Holdco supporting stockholders will agree to a lock-up under which they will not sell, for the period set forth therein, the shares of New Hillman common stock they received in the Business Combination.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Indemnification Agreements

In connection with the consummation of the Business Combination, New Hillman entered into indemnification agreements with each of its directors and executive officers.

Each indemnification agreement provides for indemnification and advancements by New Hillman of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to New Hillman or, at New Hillman’s request, service to other affiliated entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements do not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Term Credit Agreement and Amendment to ABL Credit Agreements

On July 14, 2021, The Hillman Group, Inc. (the “Borrower”), an indirect wholly-owned subsidiary of New Hillman, entered into a new credit agreement with Jefferies Finance LLC, as administrative agent, and the lenders and other parties thereto (the “Term Credit Agreement”), which provided for a new funded term loan facility of $835.0 million and a delayed draw term loan facility of $200.0 million (of which $16.0 million was drawn). Concurrently with the Term Credit Agreement, the Borrower and The Hillman Group Canada ULC, a wholly-owned subsidiary of the Borrower (the “Canadian Borrower”), also entered into an amendment to their existing asset-based revolving credit agreement (the “ABL Amendment”) with Barclays Bank PLC, as administrative agent, and the lenders and other parties thereto (the “ABL Credit Agreement”), increasing the aggregate commitments thereunder to $250.0 million, extended the maturity and conformed certain provisions to the Term Credit Agreement. The proceeds of the funded term loans under the Term Credit Agreement and revolving credit loans under the ABL Credit Agreement were used, together with other available cash, to (1) refinance in full all outstanding term loans and to terminate all outstanding commitments under the credit agreement, dated as of May 31, 2018, among the Hillman Investment Company (“Holdings”), The Hillman Companies, Inc. (“Hillman Companies”), the Borrower, the other parties party thereto and Jefferies Finance PLC, as administrative agent (the “Original Credit Agreement”), as a result of which the Original Credit Agreement is no longer in effect, (2) refinance outstanding revolving credit loans, and (3) redeem in full senior notes due July 15, 2022 (the “6.375% Senior Notes”), issued by the Borrower and as a result the 6.375% Senior Notes are redeemed, satisfied and discharged and no longer in effect.

In anticipation of the Business Combination and the refinancings described above, on July 13, 2021, the Hillman Companies delivered a notice to redeem in full 11.6% Junior Subordinated Debentures of Hillman Companies due September 30, 2027 (the “Junior Subordinated Debentures”) issued under the Indenture, dated as of September 5, 1997 (as amended and supplemented, the “Debentures Indenture”), between The Hillman Companies and The Bank of New York Mellon, a New York banking corporation, as Trustee (the “Trustee”) and deposited an amount with the Trustee sufficient to satisfy and discharge the Debentures Indenture, which is no longer in effect. Notices to redeem 4,217,837 trust preferred securities (the “Trust Preferred Securities”) issued in a public offering by the Hillman Group Capital Trust ("Trust") and 130,449 of trust common securities (the “Trust Common Securities”) issued by the Trust to Hillman Companies were also delivered on July 13, 2021. Upon the payment of the redemption price for the Debentures on August 12, 2021, the Trust will redeem the Trust Preferred Securities and the Trust Common Securities, which as of August 12, 2021 will no longer be deemed to be outstanding.

The Term Credit Agreement contains usual and customary representations and warranties, covenants and events of default customary for facilities of this type and does not contain any financial maintenance covenants. Pricing for all funded term loans, including delayed draw term loans when funded, are at the Borrower’s option either adjusted LIBOR plus a margin varying from 2.75% and 2.50% per annum or an alternate base rate plus a margin varying from 1.75% to 1.50% per annum. The stated maturity date of the term loans under the Term Credit Agreement is July 14, 2028. The term loans and other amounts outstanding under the Term Credit Agreement and related documents are guaranteed by Holdings, the immediate parent of the Borrower, and, subject to certain exceptions, the Borrower’s wholly-owned domestic subsidiaries and are secured by substantially all of the Borrower’s and the guarantors’ assets. The delayed draw term loan facility under the Term Credit Agreement may be used to finance permitted acquisitions and similar investments and to replenish cash and repay revolving credit loans previously used for permitted acquisitions.

The ABL Credit Agreement contains usual and customary representations and warranties, covenants and events of default customary for facilities of this type. $250.0 million of the revolving credit facilities under the ABL Credit Agreement is available to the Borrower and $50.0 million of the revolving credit facilities under the ABL Credit Agreement is available to the Canadian Borrower, in each case, subject to a borrowing base. Pricing for revolving credit loans under the ABL Credit Agreement are at the Borrower’s option either adjusted LIBOR (or a Canadian banker’s acceptance rate in the case of Canadian Dollar loans) plus a margin varying from 1.25% to 1.75% per annum based on availability or an alternate base rate (or a Canadian prime rate or alternate base rate in the case of Canadian Dollar loans) plus a margin varying from 0.25% to 0.75% per annum based on availability. The stated maturity date of the revolving credit commitments under the ABL Credit Agreement is May 31, 2026. The loans and other amounts outstanding under the ABL Credit Agreement and related documents are guaranteed by Holdings and, subject to certain exceptions, the Borrower’s wholly-owned domestic subsidiaries and are secured by substantially all of the Borrower’s and the guarantors’ assets plus, solely in the case of the Canadian Borrower, its and its wholly-owned Canadian subsidiary’s assets, which has guaranteed by the Canadian portion under the ABL Credit Agreement.

The foregoing descriptions of the Term Credit Agreement, ABL Amendment and the ABL Credit Agreement do not purport to be complete and is qualified in its entirety by the terms and conditions of the Term Credit Agreement, ABL Amendment and the ABL Credit Agreement, copies of which are attached hereto as Exhibit 10.22 and Exhibit 10.21 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 13, 2021, Landcadia held a Special Meeting at which the Landcadia stockholders considered and adopted, among other matters, the Merger Agreement (the “Special Meeting”). On July 14, 2021, the parties to the Merger Agreement consummated the Business Combination. Pursuant to the Merger Agreement, the Merger Consideration paid to the Hillman Holdco stockholders was paid solely by the delivery of new shares of New Hillman common stock, each valued at $10.00 per share. The aggregate value of the consideration paid to Hillman Holdco stockholders in the Business Combination was approximately $939,580,000.00.

On July 15, 2021, (i) Landcadia’s outstanding units separated into the underlying shares of Landcadia Class A common stock and public warrants upon consummation of the Business Combination and, as a result, no longer trade as a separate security and (ii) Landcadia’s Class A common stock and public warrants ceased trading and New Hillman common stock and warrants began trading on The Nasdaq Stock Market LLC (“Nasdaq”).

As of the Closing Date, our directors and executive officers and affiliated entities beneficially owned approximately 48.1% of the outstanding shares of New Hillman common stock, and the former securityholders of Landcadia beneficially owned approximately 31.3% of the outstanding shares of New Hillman common stock.

Cautionary Note Regarding Forward Looking Statements

Certain statements in this Current Report on Form 8-K and the information incorporated herein by reference may involve substantial risks and uncertainties and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “project,” or the negative of such terms or other similar expressions.

These forward-looking statements are not historical facts, but rather are based on management’s current expectations, assumptions, and projections about future events. Although management believes that the expectations, assumptions, and projections on which these forward-looking statements are based are reasonable, they nonetheless could prove to be inaccurate, and as a result, the forward-looking statements based on those expectations, assumptions, and projections also could be inaccurate. Forward-looking statements are not guarantees of future performance. Instead, forward-looking statements are subject to known and unknown risks, uncertainties, and assumptions that may cause the New Hillman’s strategy, planning, actual results, levels of activity, performance, or achievements to be materially different from any strategy, planning, future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those currently anticipated as a result of a number of factors, including, but not limited to, those factors described under the heading “Risk Factors” in the definitive Proxy Statement/Prospectus, dated as of June 24, 2021 (File No. 333-252693), filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, on June 25, 2021 (the “Definitive Proxy”). Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward-looking statements.

All forward-looking statements attributable to New Hillman or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this report and the risks and uncertainties discussed under the caption “Risk Factors” in the Definitive Proxy and they should not be regarded as a representation by New Hillman or any other individual. We undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. In light of these risks, uncertainties, and assumptions, the forward-looking events discussed in this report might not occur or be materially different from those discussed.

Business

The business of the Company is described in the Definitive Proxy in the section titled “Business of Hillman” beginning on page 166 and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations and the Business Combination are set forth in the Definitive Proxy in the section titled “Risk Factors” beginning on page 50 and that information is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Definitive Proxy in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Hillman” beginning on page 174 and that information is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in The Hillman Companies, Inc.’s quarterly Form 10-Q, filed with the SEC on May 11, 2021, in the section titled “Quantitative and Qualitative Disclosures About Market Risk” and that information is incorporated herein by reference.

Properties

Our principal office, manufacturing, and distribution properties are as follows:

Business Segment	Approximate Square Footage	Description
Hardware and Protective Solutions & Robotics and Digital Solutions
- Cincinnati, Ohio	270,000	Office, Distribution
- Dallas, Texas	166,000	Distribution
- Forest Park, Ohio	385,000	Office, Distribution
- Jacksonville, Florida	97,000	Distribution
- Rialto, California	402,000	Distribution
- Shafter, California	168,000	Distribution
- Tempe, Arizona	184,000	Office, Manufacturing, Distribution
- Hamilton, OH	57,600	Manufacturing, Distribution
- Jonestown, PA	187,000	Distribution
Hardware and Protective Solutions
- Atlanta, Georgia	14,000	Office
- Fairfield, Ohio	90,000	Distribution
- Guadalajara, Mexico	12,000	Office, Distribution
- Guleph, Ontario	25,000	Distribution
- Pompano Beach, Florida	39,000	Office, Distribution
- Monterrey, Mexico	13,000	Distribution
- Rome, Georgia	14,000	Office
- Shannon, Georgia	300,000	Distribution
- Springdale, Ohio(1)	28,000	Manufacturing, Distribution
- Tyler, Texas(2)	202,000	Office, Manufacturing, Distribution
Robotics and Digital Solutions
-Boulder, Colorado	20,000	Office
Canada
- Burnaby, British Columbia	29,000	Distribution
- Edmonton, Alberta	100,000	Distribution
- Laval, Quebec	34,000	Distribution
- Milton, Ontario	26,000	Manufacturing
- Pickering, Ontario	110,000	Distribution
- Scarborough, Ontario	23,000	Manufacturing, Distribution
- Toronto, Ontario	453,400	Office, Distribution
- Winnipeg, Manitoba	42,000	Distribution

(1) This lease expires on July 31, 2021.

(2) New Hillman leases two facilities in Tyler, Texas. The first is a 139,000 square foot facility located at 2329 E. Commerce Street used for manufacturing and distribution. The second is a 63,000 square foot facility located at 6357 Reynolds Road used for offices, manufacturing, and distribution.

All of New Hillman’s facilities are leased. In the opinion of New Hillman’s management, the existing facilities are in good condition.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to New Hillman regarding the beneficial ownership of the New Hillman common stock as of the Closing Date by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;
•	each of the Company’s executive officers and directors; and
•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it posses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of Company stock is based on 187,569,511 shares of New Hillman common stock issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all of New Hillman common stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares	%
Directors and Executive Officers Post-Business Combination(1)
Douglas Cahill(2)	2,835,362	1.5%
Joseph Scharfenberger	-	-
Richard Zannino	-	-
Daniel O’Leary	-	-
John Swygert	-	-
Aaron Jagdfeld(3)	214,272	*
David Owens(4)	37,085	*
Philip Woodlief(5)	49,447	*
Diana Dowling	-	-
Teresa Gendron	-	-
Robert Kraft(6)	425,042	*
Jon Michael Adinolfi(7)	506,713	*
Jarrod Streng(8)	35,025	*
Scott Ride(9)	228,282	*
George Murphy(10)	35,025	*
Randy Fagundo(11)	144,839	*
Gary Seeds(12)	494,580	*
Amanda Kitzberger(13)	11,125	*
Steve Brunker(14)	16,482	*

All directors and executive officers post-Business Combination as a group (nineteen individuals)	5,033,279	2.6%

Five Percent Holders:
Select Equity Group, L.P.(15)	10,022,000	5.3%
CCMP Capital Investors III, L.P. and related investment funds(16)	71,952,733	38.4%
Oak Hill Capital Partners and related investment funds(17)	15,163,940	8.1%

*	less than 1%
(1)	Unless otherwise noted, the business address of each of these stockholders is 10590 Hamilton Avenue, Cincinnati, Ohio 45231.
(2)	Includes 2,747,063 shares that may be acquired upon the exercise of outstanding options.
(3)	Includes 49,447 shares that may be acquired upon the exercise of outstanding options.
(4)	Includes 37,085 shares that may be acquired upon the exercise of outstanding options.
(5)	Includes 49,447 shares that may be acquired upon the exercise of outstanding options.
(6)	Includes 342,629 shares that may be acquired upon the exercise of outstanding options.
(7)	Includes 153,493 shares that may be acquired upon the exercise of outstanding options and 176,610 shares that may be acquired subject the terms of the restricted stock.
(8)	Includes 35,025 shares that may be acquired upon the exercise of outstanding options.
(9)	Includes 228,282 shares that may be acquired upon the exercise of outstanding options.
(10)	Includes 35,025 shares that may be acquired upon the exercise of outstanding options.
(11)	Includes 144,839 shares that may be acquired upon the exercise of outstanding options.
(12)	Includes 258,880 shares that may be acquired upon the exercise of outstanding options.
(13)	Includes 11,125 shares that may be acquired upon the exercise of outstanding options.
(14)	Includes 16,482 shares that may be acquired upon the exercise of outstanding options.
(15)	According to a Schedule 13G/A filed on March 22, 2021, Select Equity Group, L.P., a Delaware limited partnership (“Select LP”), SEG Partners II, L.P., a Delaware limited partnership (“SEG Partners II”), SEG Partners Offshore Master Fund, Ltd., a Cayman Islands exempted company (“SEG Offshore”), and George S. Loening, a United States citizen (“Loening”), who is the majority owner of Select LP and managing member of its general partner, a director of SEG Offshore and who is the managing member of SEG Partners II’s general partner, share voting control and investment discretion over part or all of the interests shown as follows: (i) Select LP shares voting and investment discretion over 10,022,000 shares, (ii) SEG Partners II shares voting and investment discretion over 4,732,217 shares, (iii) SEG Offshore shares voting and investment discretion over 2,802,692 shares and (iv) Loening shares voting and investment discretion over 10,022,000 shares. The business address of each Select LP, SEG Partners II and Loening is 380 Lafayette Street, 6th Floor, New York, New York 10003. The business address of SEG Offshore is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman KY1-1108, Cayman Islands.
(16)	Includes 52,113,061 shares held by CCMP Capital Investors III, L.P. (“CCMP III”), 3,126,372 shares held by CCMP Capital Investors (Employee) III, L.P. (“CCMP III Employee”) and 16,713,300 shares held by CCMP Co-Invest III A, L.P. (“CCMP Co-Invest”, and collectively with CCMP III and CCMP III Employee, the “CCMP Investors”). The general partner of each of CCMP III and CCMP III Employee is CCMP Capital Associates III, L.P. (“CCMP Capital Associates”). The general partner of CCMP Co-Invest is CCMP Co-Invest III A GP, LLC (“CCMP Co-Invest GP”). The general partner of CCMP Capital Associates is CCMP Capital Associates III GP, LLC (“CCMP Capital Associates GP”). CCMP Capital Associates GP is wholly owned by CCMP Capital, LP. CCMP Capital, LP, is also the sole member of CCMP Co-Invest GP. The general partner of CCMP Capital, LP is CCMP Capital GP, LLC (“CCMP Capital GP”). CCMP Capital GP ultimately exercises voting and investment power over the shares held by the CCMP Investors. As a result, CCMP Capital GP may be deemed to share beneficial ownership with respect to the shares held by the CCMP Investors. The investment committee of CCMP Capital GP includes Messrs. Scharfenberger and Zannino, each of whom serves as a director of the Company. Each of the CCMP entities has an address of c/o CCMP Capital Advisors, LP, 277 Park Avenue, New York, New York 10172.

(17)	Oak Hill Capital Partners (“Oak Hill”) represents an aggregation of 14,293,107 shares held by Oak Hill Capital Partners III, L.P., 469,419 shares held by Oak Hill Capital Management Partners III, L.P. and 401,414 shares held by OHCP III HC RO, L.P (collectively, the “Oak Hill Investors”). The general partner of each of the Oak Hill Investors is OHCP GenPar III, L.P. (“Oak Hill GP”). The general partner of Oak Hill GP is OHCP MGP Partners III, L.P. (“Oak Hill Capital GP”). The general partner of Oak Hill Capital GP is OHCP MGP III, Ltd. (“Oak Hill Capital UGP”). The three managing partners of Oak Hill, Tyler Wolfram, Brian Cherry and Steven Puccinelli, serve as the directors of Oak Hill Capital UGP and may be deemed to exercise voting and investment control over the shares held by the Oak Hill Investors. The address of Oak Hill is 65 East 55th Street, 32nd Floor, New York, New York 10022.

Directors and Executive Officers

The Company’s directors and executive officers immediately after Closing are described in the Proxy Statement/Prospectus in the section titled “New Hillman Management After the Business Combination” and that information is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is set forth in the Definitive Proxy in the section titled “Management After the Business Combination—Independence of the Board of Directors” and that information is incorporated herein by reference.

Committees of the Board

Information with respect to the composition of the committees of our Board of Directors (the “Board”) immediately after the Closing is set forth in the Definitive Proxy in the section titled “Management After the Business Combination—Board Committees” and that information is incorporated herein by reference, subject to the revisions outlined in Item 5.02 herein.

Director and Executive Officer Compensation

A description of the compensation of the named executive officers and directors of Hillman Holdco before the consummation of the Business Combination and the executive officers and directors of New Hillman after the consummation of the Business Combination is set forth in the Definitive Proxy in the sections titled “Hillman Holdco’s Executive and Director Compensation” and “New Hillman Management After the Business Combination – Compensation of Directors and Executive Officers” and that information is incorporated herein by reference. A description of the compensation of the directors of New Hillman following the consummation of the Business Combination is set forth in Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference.

At the Special Meeting, the Landcadia stockholders approved the Hillman Solutions Corp. 2021 Equity Incentive Plan (the “Equity Incentive Plan”) and the Hillman Solutions Corp. 2021 Employee Stock Purchase Plan (the “ESPP”). The descriptions of the Equity Incentive Plan and the ESPP are set forth in the Definitive Proxy section titled “The Incentive Plan Proposal” and “The ESPP Proposal”, which are incorporated herein by reference. Copies of the full text of the Equity Incentive Plan and the ESPP are filed as Exhibit 10.3 and Exhibit 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the compensation committee will make grants of awards under the Equity Incentive Plan to eligible participants.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Company are described in the Definitive Proxy in the section titled “Certain Relationships and Related Person Transactions” and that information is incorporated herein by reference.

Legal Proceedings

Information with respect to legal proceedings of Landcadia is set forth in the Definitive Proxy in the section titled “Legal Matters” and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

New Hillman common stock and warrants began trading on Nasdaq under the symbols “HLMN” and “HLMNW”, on July 15, 2021. Landcadia’s outstanding units separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from Nasdaq. As of immediately after the Closing Date, there were approximately 106 registered holders of shares of New Hillman common stock and 3 registered holders of warrants.

New Hillman has not paid any cash dividends on share of its common stock to date. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is contained in the Definitive Proxy in the section titled “Description of New Hillman Securities” and that information is incorporated herein by reference.

Indemnification of Directors and Officers

New Hillman has entered into indemnification agreements with each of its directors and executive officers as of the Closing Date. Each indemnification agreement provides for indemnification and advancements by New Hillman of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to New Hillman or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not propose to be complete and is qualified in its entirety by the conditions of the indemnification agreements, the form of which is filed as Exhibit 10.5.

Financial Statements and Exhibits

The information set forth below under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth below under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference. The securities issued in connection with the PIPE Investment were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, Landcadia changed its name to Hillman Solutions Corp. and filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and amended and restated its bylaws (the “Bylaws”). Reference is made to the disclosure described in the Definitive Proxy in the sections titled “The Charter Proposal,” “Comparison of Stockholder Rights” and “Description of New Hillman Securities,” which are incorporated herein by reference.

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.01 Change in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained above in the “Introductory Note” and Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Upon the consummation of the Business Combination, and in accordance with the terms of the Merger Agreement, each executive officer of Landcadia ceased serving in such capacities; Tilman Fertitta, Richard Handler, Scott Kelly and Dona Cornell ceased serving on Landcadia’s board of directors. Douglas Cahill, Joseph Scharfenberger, Richard Zannino, Daniel O’Leary, John Swygert, Aaron Jagdfeld, David Owners, Philip Woodlief, Diana Dowling and Teresa Gendron were appointed as directors of the Company, with Douglas Cahill appointed Chairman. The directors were divided among the following classes:

•	the Class I directors will be Douglas Cahill, Joseph Scharfenberger and Richard Zannino, and their terms will expire at the annual meeting of stockholders to be held in 2022;

•	the Class II directors will be Aaron Jagdfeld, David Owens and Philip Woodlief, and their terms will expire at the annual meeting of stockholders to be held in 2023; and

•	the Class III directors will be Diana Dowling, John Swygert, Daniel O’Leary and Teresa Gendron, and their terms will expire at the annual meeting of stockholders to be held in 2024.

Upon the consummation of the Business Combination, the Company established the following audit committee, compensation committee, and the nominating and environmental, social and corporate governance committee. Philip Woodlief, John Swygert, Teresa Gendron and Daniel O’Leary were appointed to serve on the Company’s audit committee, with Philip Woodlief serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Richard Zannino, Joseph Scharfenberger, Aaron Jagdfeld, Diana Dowling and David Owens were appointed to serve on the Company’s compensation committee, with Aaron Jagdfeld serving as the chair. Teresa Gendron, Daniel O’Leary, John Swygert, Aaron Jagdfeld, David Owens, Philip Woodlief, Diana Dowling, Joseph Scharfenberger and Richard Zannino were appointed to serve on the Company’s nominating and environmental, social and corporate governance committee, with David Owens serving as chair.

Additionally, upon the consummation of the Business Combination, Douglas Cahill was appointed as President and Chief Executive Officer; Robert Kraft was appointed as Chief Financial Officer and Treasurer; and Steven Brunker was appointed as Chief Information Officer.

Reference is made to the disclosure described in the Definitive Proxy in the section titled “New Hillman Management After the Business Combination” beginning on page 229 for biographical information about each of the directors and officers following the Transactions, which is incorporated herein by reference.

Compensatory Arrangements for Directors

Following the Business Combination, the members of the Board will be compensated pursuant to a non-employee director compensation policy. The following summary describes the material terms of the non-employee director compensation policy.

Under the non-employee director compensation policy, our directors, other than our employee directors and our directors who are affiliated with CCMP Capital Advisors, LP or Oak Hill Capital Partners (or one of their respective affiliates), will be compensated as follows following this offering:

•	each non-employee director will receive an annual cash fee of $75,000;

•	the non-employee director who serves as the audit committee chair will receive an additional annual cash fee of $20,000;

•	the non-employee director who serves as the compensation committee chair will receive an additional annual cash fee of $15,000;

•	each non-employee director who is first elected or appointed to the Board after the Business Combination will be granted a number of restricted stock units determined by dividing $100,000 by the closing price of a share of the Company’s common stock on the date of grant (pro-rated by dividing the number of days until the expected date of the Company’s next annual meeting of stockholders by 365); and

•	commencing in fiscal 2022, each non-employee director will annually be granted a number of restricted stock units determined by dividing $100,000 by the closing price of a share of the Company’s common stock on the date of grant.

The initial and annual restricted stock units granted to our non-employee directors will vest in full on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders that follows the date of grant, subject to the director’s continued service on the Board.

Following the Business Combination, each eligible non-employee director received a number of restricted stock units determined by dividing $100,000 (pro-rated by dividing the number of days until the expected date of the Company’s next annual meeting of stockholders by 365) by the closing price of a share of the Company’s common stock on the date of grant, which award will vest in accordance with the schedule described above for initial and annual equity awards.

Each non-employee director is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of New Hillman’s Board and any committee on which he or she serves. Non-employee directors who are affiliated with CCMP Capital Advisors, LP or Oak Hill Capital Partners (or one of their respective affiliates) will not receive compensation for their service on the Board.

2021 Equity Incentive Plan

At the Special Meeting, the Landcadia stockholders approved the Equity Incentive Plan. Subject to adjustment in the event of certain corporate transactions, including a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the maximum number of shares of New Hillman common stock that may be delivered in satisfaction of awards under the Equity Incentive Plan is (i) 7,150,814 shares, plus (ii) up to an aggregate of 14,523,510 shares of New Hillman common stock underlying awards under the Hillman Holdco 2014 Equity Incentive Plan (the “Prior Plan”) that on or after the date the Equity Incentive Plan becomes effective, expire or become unexercisable, or are forfeited, cancelled or otherwise terminated, in each case, without delivery of shares or cash therefor, and would have become available under the terms of the Prior Plan. The purpose of the Equity Incentive Plan is to advance the Company’s interests by providing for the grant to employees, directors, consultants and advisors of stock and stock-based awards. The Company expects the Board or the compensation committee will make grants of awards under the Equity Incentive Plan to eligible participants.

The description is set forth in the Definitive Proxy section titled “The Incentive Plan Proposal”, which is incorporated herein by reference. A copy of the full text of the Equity Incentive Plan is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the Landcadia stockholders approved the ESPP. Subject to adjustment in the event of certain corporate transactions, including a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the aggregate number of shares of New Hillman common stock available for purchase pursuant to the exercise of options under the ESPP is 1,140,754 shares. The purpose of the ESPP is to enable eligible employees of the Company and its participating subsidiaries to use payroll deductions to purchase shares of New Hillman common stock, and thereby acquire an interest in the Company.

The description is set forth in the Definitive Proxy section titled “The ESPP Proposal”, which is incorporated herein by reference. A copy of the full text of the ESPP is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

2021 Cash Incentive Plan

In connection with the Business Combination, the Board adopted the Hillman Solutions Corp. 2021 Cash Incentive Plan (the “Cash Incentive Plan”). The Cash Incentive Plan provides for the grant of cash-based incentive awards to our executive officers and key employees. The following summary describes the material terms of the Cash Incentive Plan. This summary is not a complete description of all provisions of the Cash Incentive Plan and is qualified in its entirety by reference to the Cash Incentive Plan, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference

Purpose

The purpose of the Cash Incentive Plan is to advance the interests of the Company by providing for the grant of cash-based incentive awards to participants that will attract, retain, and reward such persons and incentivize them to attain key Company performance criteria and metrics.

Administration

The Cash Incentive Plan will be administered by the compensation committee and its delegates, except that the Board may at any time administer the Cash Incentive Plan. As used in this summary, the term “Administrator” refers to the compensation committee, the Board or any authorized delegates, as applicable.

The Administrator will have the discretionary authority to administer and interpret the Cash Incentive Plan and any awards granted under it, determine eligibility for and grant awards, adjust the performance criterion or criteria applicable to awards, determine, modify or waive the terms and conditions of any award, prescribe forms, rules and procedures relating to the Cash Incentive Plan and awards and otherwise do all things necessary or desirable to carry out the purposes of the Cash Incentive Plan.

Eligibility and Participation

Executive officers and key employees of the Company and its subsidiaries will be eligible to participate in the Cash Incentive Plan and will be selected from time to time by the Administrator to participate in the Cash Incentive Plan.

Awards; Performance Criteria

Awards under the Cash Incentive Plan will be made based on, and subject to achieving, specified performance criteria established by the Administrator. For each award granted under the Cash Incentive Plan, the Administrator will establish the performance criteria applicable to the award, the amount or amounts payable if the performance criteria are achieved in whole or in part and such other terms and conditions as the Administrator deems appropriate.

Payments Under an Award

A participant will be entitled to payment under an award only if all conditions to payment have been satisfied in accordance with the Cash Incentive Plan and the terms of the award, except as otherwise determined by the Administrator in accordance with the Cash Incentive Plan. Following the end of a performance period, the Administrator will determine whether and to what extent the applicable performance criteria have been satisfied and will determine the amount payable under each award. The Administrator has the discretionary authority to increase or decrease the amount actually paid under any award, with or without specifying its reasons for doing so.

Recovery of Compensation

Payments in respect of an award will be subject to forfeiture and disgorgement to us if the participant violates a non-competition, non-solicitation, confidentiality or other restrictive covenant or to the extent provided in any applicable company policy that provides for forfeiture or disgorgement, or as otherwise required by law or applicable stock exchange listing standards.

Amendment and Termination

The Administrator may amend the Cash Incentive Plan or any outstanding award for any purpose, and may at any time terminate the Cash Incentive Plan as to any future grant of awards.

Employment Agreements

A description of the employment agreements between the Company’s named executive officers and The Hillman Group, Inc. is set forth in the Proxy Statement/Prospectus in the section titled “Hillman Holdco’s Executive and Director Compensation”. The Company may amend these employment agreements following the Business Combination to, among other things, assign the employment agreements to New Hillman or another of its subsidiaries.

Indemnification of Directors and Officers

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the section titled “Indemnification of Directors and Officers” is incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. The material terms of the Business Combination are described in the sections titled “The Business Combination Proposal” beginning on page 84 of the Definitive Proxy, and are incorporated herein by reference. Further, the information set forth in “Introductory Note” and under Item 2.01 is incorporated in by reference.

Item 7.01 Regulation FD Disclosure.

On July 14, 2021, New Hillman issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of HMAN Group Holdings, Inc. as of and for the fiscal years ended December 26, 2020 and December 28, 2019, the related notes and report of independent public accounting firm thereto are set forth in the Definitive Proxy beginning on page F-42 and are incorporated herein by reference. The financial statements of HMAN Group Holdings, Inc. as of and for the three months ended March 27, 2021 and the related notes thereto are set forth in the Definitive Proxy beginning on page F-89 and are incorporated herein by reference.

The financial statements of Landcadia Holdings III, Inc. as of and for the fiscal year ended December 31, 2020, December 31, 2019 and for the period from March 13, 2018 (date of inception) through December 31, 2018, and related notes thereto as set forth in the Definitive Proxy beginning on page F-20 and are incorporated herein by reference. The financial statements of Landcadia Holdings III, Inc., as of and for the three months ended March 31, 2021 and the related notes thereto are set forth in the Definitive Proxy beginning on page F-2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Landcadia and Hillman Holdco as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021 is set forth in Exhibit 99.1 and is incorporated herein by reference. In accordance with the instructions in item 9.01 of Form 8-K, New Hillman intends to file an amendment to this Form 8-K within 45 days of the end of its second fiscal quarter to include historical and pro forma financial statements for the quarterly period ended June 26, 2021.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 24, 2021, by and among Landcadia Holdings III, Inc., Helios Sun Merger Sub, Inc., HMAN Group Holdings Inc. and CCMP Sellers’ Representative, LLC, solely in its capacity as representative of the stockholders of HMAN Group Holdings Inc. (incorporated by reference to Exhibit 2.1 of Landcadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

2.2	First Amendment to Merger Agreement, dated as of March 12, 2021, by and among Landcadia Holdings III, Inc., Helios Sun Merger Sub, Inc., HMAN Group Holdings Inc. and CCMP Sellers’ Representative, LLC, solely in its capacity as representative of the stockholders of HMAN Group Holdings Inc. (incorporated by reference to Exhibit 2.2 of Landcadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

3.1*	Third Amended and Restated Certificate of Incorporation of Hillman Solutions Corp.

3.2*	Amended and Restated Bylaws of Hillman Solutions Corp.

4.1	Amended and Restated Warrant Agreement, dated as of November 13, 2020, between Landcadia and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.2 of Landcadia’s Quarterly Report on Form 10-Q (File No. 001-39609), filed with the SEC on November 16, 2020).

4.2	Amended and Restated Declaration of Trust. (incorporated by reference to Exhibit 4.1 to the The Hillman Companies, Inc.’s Registration Statement No. 333-44733 on Form S-2)

4.3	Preferred Securities Guarantee. (incorporated by reference to Exhibit 4.3 to the The Hillman Companies, Inc.’s Registration Statement No. 333-44733 on Form S-2)

10.1	Form of Subscription Agreement, dated January 24, 2021, by and between Landcadia Holdings III, Inc. and the subscribers party thereto (incorporated by reference to Exhibit 10.3 of Landcadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

10.2*	Amended and Restated Registration Rights Agreement, dated July 14, 2021, by and among Hillman Solutions Corp., Jefferies Financial Group Inc., TFJ, LLC, CCMP Capital Investors III, L.P., CCMP Capital Investors (Employee) III, L.P., CCMP Co-Invest III A, L.P., Oak Hill Capital Partners III, L.P., Oak Hill Capital Management Partners III, L.P. and OHCP III HC RO, L.P.

10.3	Form Hillman Solutions Corp. 2021 Equity Incentive Plan (incorporated by reference to 10.1 of Landcadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

10.4	Amended and Restated Letter Agreement, dated as of January 24, 2021, by and among Landcadia Holdings III, Inc., its officers, its directors, TJF, LLC and Jefferies Financial Group Inc. (incorporated by reference to Exhibit 10.5 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

10.5*	Form of Indemnification Agreement

10.7	Form Hillman Solutions Corp. 2021 Employee Stock Purchase Plan (incorporated by reference to 10.2 of Landcadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

10.8*	Hillman Solutions Corp. 2021 Cash Incentive Plan

10.9*	Form of Non-Qualified Stock Option Award Agreement under the Hillman Solutions Corp. 2021 Equity Incentive Plan

10.10*	Form of Non-Qualified Stock Option Award Agreement for Non-Employee Directors under the Hillman Solutions Corp. 2021 Equity Incentive Plan

10.11*	Form of Restricted Stock Unit Award Agreement under the Hillman Solutions Corp. 2021 Equity Incentive Plan

10.12*	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Hillman Solutions Corp. 2021 Equity Incentive Plan

10.13*	Form of Management Lock-Up Agreement

10.14	Employment Agreement between Robert Kraft and The Hillman Group, Inc. dated October 2, 2017 (incorporated by reference to Exhibit 10.17 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

10.15	Employment Agreement between Douglas Cahill and The Hillman Group, Inc. dated July 25, 2019 (incorporated by reference to Exhibit 10.18 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

10.16	Employment Agreement between Randall Fagundo and The Hillman Group, Inc. dated August 10, 2018 (incorporated by reference to Exhibit 10.19 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

10.17	Employment Agreement between George Murphy and The Hillman Group, Inc. dated October 1, 2018 (incorporated by reference to Exhibit 10.20 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

10.18	Employment Agreement between Jarrod Streng and The Hillman Group, Inc. dated October 1, 2018 (incorporated by reference to Exhibit 10.21 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

10.19	ABL Credit Agreement, dated as of May 31, 2018, by and among Hillman Investment Company, a Delaware corporation, The Hillman Companies, Inc., a Delaware corporation, The Hillman Group Canada ULC, a British Columbia unlimited liability company, the other loan parties party thereto, the Lenders and Issuing Banks from time to time party hereto, including Barclays Bank PLC, and Barclays, in its capacities as administrative agent and collateral agent and the Swingline Lender, with Barclays, Jefferies Finance LLC, Citizens Bank, N.A. and MUFG Union Bank, N.A. as joint lead arrangers and joint bookrunners, Credit Suisse Loan Funding LLC and PNC Bank, National Association, as a documentation agent (incorporated by reference to Exhibit 10.14 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

10.20	Amendment No. 1, dated as of November 15, 2019 (incorporated by reference to Exhibit 10.16 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

10.21*	Amendment No. 2, dated as of July 14, 2021, by and among Hillman Investment Company, a Delaware corporation, The Hillman Group, Inc., a Delaware corporation, The Hillman Group Canada ULC, a British Columbia unlimited liability company, the Subsidiary Guarantors, the Released Party, the Lenders listed on the signature pages hereto and Barclays Bank PLC, in its capacity as administrative agent for the Lenders.

10.22*	Credit Agreement, dated as of July 14, 2021, by and among The Hillman Group, Inc., a Delaware corporation, Hillman Investment Company, a Delaware corporation, the Lenders from time to time party hereto and Jefferies Finance LLC, in its capacities as administrative agent and collateral agent, with Jefferies and Barclays Bank PLC as joint lead arrangers and joint bookrunners.

21.1*	List of Subsidiaries

99.1*	Unaudited Pro Forma Condensed Combined Financial Information as of March 31, 2021.

99.2*	Press release dated July 14, 2021.

* Filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: July 20, 2021	Hillman Solutions Corp.

	By:	/s/ Douglas J. Cahill
	Name:	Douglas J. Cahill
	Title:	Chairman, President and Chief Executive Officer